                     STATEMENT TO MARINE CERTIFICATEHOLDERS
                       NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                                                                        Nov-97
                                                                                                         ----------------
Collection Period                                                                                               11/1/1997
                                                                                                         ----------------
Determination Date                                                                                             12/10/1997
                                                                                                         ----------------
Deposit Date                                                                                                   12/12/1997
                                                                                                         ----------------
Distribution Date                                                                                              12/15/1997
                                                                                                         ----------------

MARINE POOL BALANCE
            Marine Pool Balance on the close of the last day of the Collection Period (Record Date)        115,141,484.57
                                                                                                         ----------------
            Marine Certificate Factor                                                                          95.3128634%
                                                                                                         ----------------
            Marine Ending Certificate Balance (per $1,000 certificate)                                             953.13
                                                                                                         ----------------
            Liquidation Proceeds                                                                                18,000.00
                                                                                                         ----------------
            Purchase Amounts                                                                                           --
                                                                                                         ----------------

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                              5.13838
                                                                                                         ----------------
            Carry-Over Monthly Interest Payment                                                                        --
                                                                                                         ----------------
            Total Marine Interest Payment                                                                         5.13838
                                                                                                         ----------------

            Marine Principal Payments:
            Monthly Marine Principal Payment                                                                     17.89794
                                                                                                         ----------------
            Carry-Over Monthly Marine Principal Payment                                                                --
                                                                                                         ----------------
            Total Marine Principal Payment                                                                       17.89794
                                                                                                         ----------------

            Marine Servicing Fee:
            Marine Servicing Fee                                                                                  0.60690
                                                                                                         ----------------
            Carry-Over Monthly Marine Servicing Fee                                                                    --
                                                                                                         ----------------
            Total Marine Servicing Fee                                                                            0.60690
                                                                                                         ----------------

SURETY BOND
            Surety Bond Amount for the current Distribution Date                                           117,303,608.97
                                                                                                         ----------------
            Surety Bond Amount as a % of the Pool Balance                                                        101.8778%
                                                                                                         ----------------

                       STATEMENT TO RV CERTIFICATEHOLDERS
                       NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                                                                     Nov-97
                                                                                                     ----------------
Collection Period                                                                                            11/01/97
                                                                                                     ----------------
Determination Date                                                                                           12/10/97
                                                                                                     ----------------
Deposit Date                                                                                                 12/12/97
                                                                                                     ----------------
Distribution Date                                                                                            12/15/97
                                                                                                     ----------------

RV POOL BALANCE
            RV Pool Balance on the close of the last day of the Collection Period (Record Date)         46,306,956.89
                                                                                                     ----------------
            RV Certificate Factor                                                                          97.9489791%
                                                                                                     ----------------
            RV Ending Certificate Balance (per $1,000 certificate)                                             979.49
                                                                                                     ----------------
            Liquidation Proceeds                                                                             5,000.00
                                                                                                     ----------------
            Purchase Amounts                                                                                       --
                                                                                                     ----------------

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE) RV
            Interest Payments:
            Monthly RV Interest Payment                                                                       5.20833
                                                                                                     ----------------
            Carry-Over Monthly RV Interest Payment                                                                 --
                                                                                                     ----------------
            Total RV Interest Payment                                                                         5.20833
                                                                                                     ----------------

            RV Principal Payments:
            Monthly RV Principal Payment                                                                     20.51021
                                                                                                     ----------------
            Carry-Over Monthly RV Principal Payment                                                                --
                                                                                                     ----------------
            Total RV Principal Payment                                                                       20.51021
                                                                                                     ----------------

            RV Servicing Fee:
            RV Servicing Fee                                                                                  0.62500
                                                                                                     ----------------
            Carry-Over Monthly RV Servicing Fee                                                                    --
                                                                                                     ----------------
            Total RV Servicing Fee                                                                            0.62500
                                                                                                     ----------------

SURETY BOND
            Surety Bond Amount for the current Distribution Date                                     47,276,610.03000
                                                                                                     ----------------
             Surety Bond Amount as a % of the Pool Balance                                                   102.0940%
                                                                                                     ----------------

                      MONTHLY MARINE SERVICERS CERTIFICATE
                       NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                                                                               Nov-97
                                                                                                              ----------------
Collection Period                                                                                                     1-Nov-97
                                                                                                              ----------------
 Determination Date                                                                                                  10-Dec-97
                                                                                                              ----------------
Deposit Date                                                                                                         12-Dec-97
                                                                                                              ----------------
Distribution Date                                                                                                    15-Dec-97
                                                                                                              ----------------

MARINE POOL BALANCE
                 Marine Pool Balance on the close of the last day of the preceding Collection Period            117,303,608.97
                                                                                                              ----------------
                 Marine Principal Collections                                                                     2,128,543.47
                                                                                                              ----------------
                 Purchase Amounts with respect to Marine Receivables allocable to Principal                                 --
                                                                                                              ----------------
                 Defaulted Marine Receivables                                                                        33,580.93
                                                                                                              ----------------
                 Marine Pool Balance on the close of the last day of the Collection Period                      115,141,484.57

                 Original Marine Pool Balance                                                                   120,803,719.92

                 Marine Pool Factor                                                                                 95.3128634%

                 Preference Amounts with respect to Marine Receivables                                                      --
                                                                                                              ----------------

                 Marine Pass-Through Rate                                                                               6.3500%
                 Marine Servicing Fee Rate                                                                              0.7500%

MARINE AVAILABLE FUNDS
                 Marine Collections allocable to interest                                                         1,042,799.37
                 Purchase Amounts with respect to Marine Receivables allocable to interest                                  --
                 Liquidation Proceeds with respect to Marine Receivables                                             18,000.00
                 Marine Collections allocable to principal                                                        2,128,543.47
                 Purchase Amounts with respect to Marine Receivables allocable to principal                                 --
                 Other Marine Available Funds                                                                               --
                 Total Marine Available Funds                                                                     3,189,342.84

MARINE INTEREST PAYMENT
                 Monthly Marine Interest Payment                                                                    620,731.60
                 Carry-Over Monthly Marine Interest                                                                         --
                 Total                                                                                              620,731.60

MARINE PRINCIPAL PAYMENT
                 Monthly Marine Principal Payment                                                                 2,162,124.40
                 Carry-Over Monthly Marine Principal                                                                        --
                 Total                                                                                            2,162,124.40

MARINE SERVICING FEE
                 Servicing Marine Fee                                                                                73,314.76
                 Carry-Over Monthly Marine Servicing Fee                                                                    --
                 Total                                                                                               73,314.76

MARINE RESERVE ACCOUNT CROSS SUPPORT
                 Marine Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates                   --
                 Amount required to fully fund Marine Reserve Account                                             2,041,416.86
                 Total Owed to Reimburse Marine Cross Collateral Withdrawal Account                                         --

DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                 Marine Available Funds                                                                           3,189,342.84
                 RV Available Funds distributable to Marine Certificates                                                    --
                 Marine Reserve Account Withdrawal Deposit                                                                  --
                 RV Reserve Account Cross Collateral Withdrawal Amount                                                      --
                 Surety Bond Drawing Deposit                                                                                --
                 Total Deposit to the Marine Certificate Account                                                  3,189,342.84

DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
                 Monthly Marine Interest Payment and any Carry-Over Monthly Marine Interest                         620,731.60
                 Monthly Marine Principal Payment and any Carry-Over Monthly Marine Principal                     2,162,124.40
                 Preference Amounts with respect to Marine Receivables                                                      --
                 Marine Servicing Fee and any Carry-Over Marine Servicing Fee                                        73,314.76
                 Distributions to the Surety Bond Provider                                                           11,730.36
                 Shortfall in RV Certificate Account                                                                        --
                 Distributions to shortfall in RV Certificate Account                                                       --
                 Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                           --
                 Distribution to the Marine Reserve Account                                                         321,441.73
                 Distribution to the RV Reserve Account                                                                     --
                 Distributions to the Depositor                                                                             --

                 Carry-Over Monthly Marine Interest to the next Distribution Date                                           --
                 Carry-Over Monthly Marine Principal to the next Distributions Date                                         --
                 Carry-Over Monthly Marine Servicing Fee to the next Distribution Date                                      --

MARINE RESERVE ACCOUNT

                 Marine Reserve Account Balance as of the end of the preceding Collection Period                  1,087,928.41
                                                                                                              ----------------
                 Earnings from investments on the Marine Reserve Account                                              3,457.54
                                                                                                              ----------------
                 Marine Reserve Account Withdrawals                                                                         --
                 Marine Reserve Account Cross Collateral Withdrawal Amounts                                                 --
                 Deposits to the Marine Reserve Account                                                             321,441.73
                 Reimbursement of Marine Reserve Account Cross Collateral Withdrawal Amounts                                --
                 Deposits to Marine Reserve Account from RV Available Funds                                                 --
                 Marine Reserve Account Balance                                                                   1,412,827.68
                 Distributions of any excess amounts on deposit in the Marine Reserve Account                               --
                 Ending Marine Reserve Account Balance                                                            1,412,827.68

                 Marine Reserve Account Balance as a % of the Marine Pool Balance                                      1.2270%
                 Specified Marine Reserve Account Requirement                                                     3,454,244.54
                 Amount needed to fully fund Marine Reserve Account                                               2,041,416.86

SURETY BOND
                 Required Surety Bond Amount                                                                    117,303,608.97
                 Surety Bond amount on the previous Distribution Date                                           120,803,719.92
                 Payments made with respect Surety Principal Draws                                                          --
                 Payments received with respect to unreimbursed Surety Principal Draws                                      --
                 Surety Bond Amount for the current Distribution Date                                           117,303,608.97


                 Total Surety Draws                                                                                         --
                 Surety Bond Fee                                                                                     11,730.36
                 Amount Owed to Surety Bond Provider                                                                 11,730.36
                 Surety Bond Fee Paid                                                                                11,730.36
                 Payments made to the Surety Bond Provider                                                           11,730.36
                 Surety Bond Fee Outstanding                                                                                --
                 Remaining Amounts Owed to the Surety Bond Provider                                                         --

NET CREDIT LOSS RATIO

                 Net Credit Losses                                                                                   15,580.93
                                                                                                              ----------------
                 Average Net Credit Loss Ratio - Annualized                                                             0.1624%

DELINQUENCY ANALYSIS
                 Number of Loans
                 30 to 59 days past due                                                                                    228
                                                                                                              ----------------
                 60 to 89 days past due                                                                                     46
                                                                                                              ----------------
                 90 or more days past due                                                                                   32
                                                                                                              ----------------
                 Total                                                                                                     306

                 Principal Balance
                 30 to 59 days past due                                                                           2,317,371.09
                                                                                                              ----------------
                 60 to 89 days past due                                                                             502,403.39
                                                                                                              ----------------
                 90 or more days past due                                                                           303,515.02
                                                                                                              ----------------
                 Total                                                                                            3,123,289.50

                 Delinquency Ratio - 60+ Day Delinquent Accounts
                 For the current Collection Period                                                                      0.6999%
                 For the preceding Collection Period                                                                    0.3836%
                 For the second preceding Collection Period                                                                N/A
                 For the third preceding Collection Period                                                                 N/A
                 Average 3 month 60 Day + Delinquency Ratio                                                             0.5418%
                 Average 4 month 60 Day + Delinquency Ratio                                                             0.5418%


REPOSSESSION ANALYSIS
                 Current Balance of Contracts where Repossession Occurred in the Current Month                      145,746.92
                 Number of Contracts where Repossession Occurred in the Current Month                                    10.00


WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS

                 Weighted Average Coupon                                                                               11.5520%
                                                                                                              ----------------
                 Weighted Average Original Term (months)                                                                128.71
                                                                                                              ----------------
                 Weighted Average Remaining Term (months)                                                                   99
                                                                                                              ----------------
                 Number of Outstanding Accounts-End of Period                                                           10,624
                                                                                                              ----------------


CASH SETTLEMENT FOR THE TRUSTEE
                 Total Deposit to the Marine Collection Account                                                   3,189,342.84
                 Marine Servicing Fee                                                                                73,314.76
                 Marine Interest allocable to the Seller's Certificate                                                    3.70
                 Marine Principal amount allocable to the Seller's Certificate                                           12.89
                 Wire Funds to the Surety Bond Provider                                                              11,730.36
                 Net Deposit to the Marine Certificate Account - Excluding Amounts Due to Seller                  3,104,281.14
                 Wire Funds to the Marine Certificateholders - Interest Amounts                                     620,727.90
                 Wire Funds to the Marine Certificateholders - Interest Amounts                                   2,162,111.51
                 Deposit Funds into the Marine Reserve Account                                                      321,441.73
                 Wire Funds to NationsCredit                                                                                --

                 Approved by:                 /s/ LAWRENCE ANGELILLI
                                             -----------------------------------
                                             Authorized Signer

                        MONTHLY RV SERVICERS CERTIFICATE
                       NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                                                                            Nov-97
                                                                                                           ----------------
Collection Period                                                                                                  1-Nov-97
                                                                                                           ----------------
Determination Date                                                                                                10-Dec-97
                                                                                                           ----------------
Deposit Date                                                                                                      12-Dec-97
                                                                                                           ----------------
Distribution Date                                                                                                 15-Dec-97
                                                                                                           ----------------

RV POOL BALANCE
                  RV Pool Balance on the close of the last day of the preceding Collection Period             47,276,610.03
                                                                                                           ----------------
                  RV Principal Collections                                                                       951,076.82
                                                                                                           ----------------
                  Purchase Amounts with respect to RV Receivables allocable to Principal                                 --
                                                                                                           ----------------
                  Defaulted RV Receivables                                                                        18,576.32
                                                                                                           ----------------
                  RV Pool Balance on the close of the last day of the Collection Period                       46,306,956.89

                  Original RV Pool Balance                                                                    47,276,610.03

                  RV Pool Factor                                                                                 97.9489791%

                                                                                                           ----------------
                  Preference Amounts with respect to RV Receivables                                                      --
                                                                                                           ----------------

                  RV Pass-Through Rate                                                                               6.2500%
                  RV Servicing Fee Rate                                                                              0.7500%

RV AVAILABLE FUNDS
                  RV Collections allocable to interest                                                           428,362.70
                  Purchase Amounts with respect to RV Receivables allocable to interest                                  --
                  Liquidation Proceeds with respect to RV Receivables                                              5,000.00
                  RV Collections allocable to principal                                                          951,076.82
                  Purchase Amounts with respect to RV Receivables allocable to principal                                 --
                  Other RV Available Funds                                                                               --
                  Total RV Available Funds                                                                     1,384,439.52

RV INTEREST PAYMENT
                  Monthly RV Interest Payment                                                                    246,232.34
                  Carry-Over Monthly RV Interest                                                                         --
                  Total                                                                                          246,232.34

RV PRINCIPAL PAYMENT
                  Monthly RV Principal Payment                                                                   969,653.14
                  Carry-Over Monthly RV Principal                                                                        --
                  Total                                                                                          969,653.14

RV SERVICING FEE
                  RV Servicing Fee                                                                                29,547.88
                  Carry-Over Monthly RV Servicing Fee                                                                    --
                  Total                                                                                           29,547.88

RV RESERVE ACCOUNT CROSS SUPPORT
                  RV Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates                   --
                  Amount required to fully fund RV Reserve Account                                             1,014,671.67
                  Total Owed to Reimburse RV Cross Collateral Withdrawal Account                                         --

DEPOSIT TO RV CERTIFICATE ACCOUNT
                  RV Available Funds                                                                          1,384,439.52
                  Marine Available Funds distributable to RV Certificates                                               --
                  RV Reserve Account Withdrawal Deposit                                                                 --
                  Marine Reserve Account Cross Collateral Withdrawal Amount                                             --
                  Surety Bond Drawing Deposit                                                                           --
                  Total Deposit to the RV Certificate Account                                                 1,384,439.52

DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
                  Monthly RV Interest Payment and any Carry-Over Monthly RV Interest                            246,232.34
                  Monthly RV Principal Payment and any Carry-Over Monthly RV Principal                          969,653.14
                  Preference Amounts with respect to RV Receivables                                                     --
                  RV Servicing Fee and any Carry-Over RV Servicing Fee                                           29,547.88
                  Distributions to the Surety Bond Provider                                                       4,727.66
                  Shortfall in Marine Certificate Account                                                               --
                  Distribution to shortfall in Marine Certificate Account                                               --
                  Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts                  --
                  Distributions to the RV Reserve Account                                                       134,278.49
                  Distribution to the Marine Reserve Account                                                            --
                  Distributions to the Depositor                                                                        --

                  Carry-Over Monthly RV Interest to the next Distribution Date                                          --
                  Carry-Over Monthly RV Principal to the next Distributions Date                                        --
                  Carry-Over Monthly RV Servicing Fee to the next Distribution Date                                     --

RV RESERVE ACCOUNT
                  RV Reserve Account Balance as of the end of the preceding Collection Period                 1,393,198.91
                                                                                                           ---------------
                  Earnings from investments on the RV Reserve Account                                             4,733.56
                                                                                                           ---------------
                  RV Reserve Account Withdrawals                                                                        --
                  RV Reserve Account Cross Collateral Withdrawal Amounts                                                --
                  Deposits to the RV Reserve Account                                                            134,278.49
                  Reimbursement of RV Reserve Account Cross Collateral Withdrawal Amounts                               --
                  Deposits to RV Reserve Account from Marine Available Funds                                            --
                  RV Reserve Account Balance                                                                  1,532,210.96
                  Distributions of any excess amounts on deposit in the RV Reserve Account                              --
                  Ending RV Reserve Account Balance                                                           1,532,210.96

                  RV Reserve Account Balance as a % of the RV Pool Balance                                          3.3088%
                  Specified RV Reserve Account Requirement                                                    2,546,882.63
                  Amount needed to fully fund RV Reserve Account                                              1,014,671.67

SURETY BOND
                  Required Surety Bond Amount                                                                47,276,610.03
                  Surety Bond amount on the previous Distribution Date                                       48,386,535.24
                  Payments made with respect Surety Principal Draws                                                     --
                  Payments received with respect to unreimbursed Surety Principal Draws                                 --
                  Surety Bond Amount for the current Distribution Date                                       47,276,610.03


                  Total Surety Draws                                                                                    --
                  Surety Bond Fee                                                                                 4,727.66
                  Amount Owed to Surety Bond Provider                                                             4,727.66
                  Surety Bond Fee Paid                                                                            4,727.66
                  Payments made to the Surety Bond Provider                                                       4,727.66
                  Surety Bond Fee Outstanding                                                                           --
                  Remaining Amounts Owed to the Surety Bond Provider                                                    --

NET CREDIT LOSS RATIO
                  Net Credit Losses                                                                              13,576.32
                                                                                                           ---------------
                  Average Net Credit Loss Ratio                                                                     0.0293%

DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due                                                                        53
                                                                                                    --------------
                  60 to 89 days past due                                                                         9
                                                                                                    --------------
                  90 or more days past due                                                                      10
                                                                                                    --------------
                  Total                                                                                         72

                  Principal Balance
                  30 to 59 days past due                                                                599,927.47
                                                                                                    --------------
                  60 to 89 days past due                                                                 74,041.53
                                                                                                    --------------
                  90 or more days past due                                                              154,987.56
                                                                                                    --------------
                  Total                                                                                 828,956.56

                  60 Day + Delinquency Ratio
                  For the current Collection Period                                                         1.7901%
                  For the preceding Collection Period                                                       1.9855%
                  For the second preceding Collection Period                                                   N/A
                  For the third preceding Collection Period                                                    N/A
                  Average 3 month 60 Day + Delinquency Ratio                                                1.8878%
                  Average 4 month 60 Day + Delinquency Ratio                                                1.8878%


REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current Month          68,014.44
                  Number of Contracts where Repossession Occurred in the Current Month                        4.00


WEIGHTED AVERAGE COMPUTATIONS-RV CONTRACTS
                  Weighted Average Coupon                                                                  11.5210%
                                                                                                    --------------
                  Weighted Average Original Term (months)                                                   140.99
                                                                                                    --------------
                  Weighted Average Remaining Term (months)                                                      97
                                                                                                    --------------
                  Number of Outstanding Accounts-End of Period                                               3,691
                                                                                                    --------------


CASH SETTLEMENT FOR THE TRUSTEE
                  Total Deposit to the RV Collection Account                                          1,384,439.52
                  RV Servicing Fee                                                                       29,547.88
                  RV Interest allocable to the Seller's Certificate                                           0.00
                  RV Principal amount allocable to the Seller's Certificate                                   0.00
                  Wire Funds to the Surety Bond Provider                                                  4,727.66
                  Net Deposit to the RV Certificate Account - Excluding Amounts Due to Seller         1,350,163.97
                  Wire Funds to the RV Certificateholders - Interest Amounts                            246,232.34
                  Wire Funds to the RV Certificateholders - Principal Amounts                           969,653.14
                  Deposit Funds into the RV Reserve Account                                             134,278.49
                  Wire Funds to NationsCredit                                                                   --


                  Approved by:               /s/ LAWRENCE ANGELILLI
                                            ------------------------------------
                                            Authorized Signer